SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 19, 2002


                            EMERGISOFT HOLDING, INC.

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             (Exact name of registrant as specified in its charter)

                                     NEVADA

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                 (State or other jurisdiction of incorporation)

                  33-30743                                84-1121360
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         (Commission File Number)             (IRS Employer Identification No.)

                                  2225 Avenue J

                             Arlington, Texas 76006

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               (Address of principal executive offices) (Zip code)

      (Registrant's telephone number, including area code): (817) 633-6665

                                       N/A

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          (Former name or former address, if changed since last report)



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ITEM 5.  Other Events

     Berlwood Five, Ltd., a current shareholder of ours, made an additional $1,000,000 equity investment in us on September 19, 2002. This is the second $1,000,000 equity investment in Emergisoft by Berlwood Five, Ltd. under a $2,500,000 financing commitment made on March 28, 2002. Berlwood received 1,875,005 newly issued shares of our common stock in the transaction. It used private funds to pay the consideration for the shares. We have the right, but not the obligation, to repurchase all or any portion of the 1,875,005 shares at a repurchase price per share of $2.40, exercisable at any time prior to September 19, 2003.

     The share issuance to Berlwood increases the total number of our issued and outstanding shares of common stock from 12,829,859, to 14,704,864, and increases Berlwood's percentage ownership interest in our outstanding shares of capital stock from 87.01% to 88.67%.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 19, 2002

                                  EMERGISOFT HOLDING, INC.
                                  (Registrant)

                                  By:  /s/ Ann Crossman
                                     -----------------------------
                                     Ann Crossman, Treasurer and
                                     Controller


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                                  EXHIBIT INDEX

Exhibit No.     Description
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    4.1        Investment Letter and Grant of Repurchase Right, dated September
               19, 2002.

    99.1       Press Release dated September 19, 2002.